Calvert U.S. Government Fund

Annual Report
September 30, 1995

Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)


To Open an Account:
800-368-2748
Yields and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745
Service for
Existing Account:
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing
Impaired:
800-541-1524
Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807
Principal
Underwriter:
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Annual Report_September 30, 1995
Calvert U.S. government fund


Dear Shareholder:
     This report for the Calvert U.S. Government Fund covers the fiscal year ending September 30, 1995, a period marked by steadily falling interest rates. The climate proved favorable for bonds as declining rates, which fell to 20-month lows by quarter's end, pushed the prices of fixed-income securities higher. According to Lipper Analytical Services, Inc., the Lehman Government Bond Index advanced 13.57% for the 12 months ending September 30, 1995, well above its 15-year average annual total return of 10.56%.

Chart 1: Treasury Yield Curve

A line graph showing the yield curve for 9/30/94 and 9/30/95.

The bond market rally during the period was fueled by expectations of a reversal in Federal Reserve policy. After adhering to a restrictive policy for more than a year, the Fed cut the Federal Funds rate one quarter of a percentage point in July of 1995. The rate cut was in response to slowing economic growth and good news on the inflation front. With inflation and economic growth both running under 3%, it appears the Fed has been successful in achieving its desired soft landing.

Performance and Strategy Review

Investment Performance

Periods Ended 9/30/95 6 Months 12 Months
U.S. Government Fund 7.25% 12.30%

Lipper General U.S. Govt.
     Funds Average 7.54% 12.74%

Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charges.

     As the chart shows, the Fund's 12-month total return of 12.30% closely matched the Lipper General U.S. Government Funds Average total return of 12.74%. During the past six months, we kept the Fund's average maturity slightly longer than its index as interest rates were in a declining phase. We recently shortened the average maturity, however, from approximately 12 to 10 years because we expect rates to remain within their current trading range for some time.
Outlook
     Our approach to the markets is based on the expectation of continued moderate inflation in the 2% to 3% range. That appears likely given current expectations for reasonable GDP growth as well as improving productivity and consumer spending. In addition, the Group of Seven nations have recently reiterated their commitment to a stable dollar. Without the threat of higher inflation, we do not expect the Federal Reserve to lower interest rates in the near term.
     We appreciate your investment in the Calvert U.S. Government Fund.

     Sincerely,

     (signature)

     Clifton S. Sorrell
     President

Portfolio Statistics

Maturity Schedule
% of Portfolio                                       9/30/95        3/31/95
Less Than 1 Year                                         15%             _
1-2.9 Years                                               _             7%
3-4.9 Years                                              29%            21%
5-6.9 Years                                               _            11%
7-9.9 Years                                              23%            29%
10-19.9 Years                                            10%            21%
20 Years and Above                                       23%            11%
     Weighted Average                               12 years       10 years

SEC Yields
Thirty Days Ended                                    9/30/95        3/31/95
Class A Shares                                         4.52%          5.66%
Class C Shares                                         2.95%          4.39%

Average Annual Total Returns for periods ended September 30, 1995
Class A Shares                          Class C Shares
One Year                      8.13%     One Year                     10.21%
Five Year                     6.54%     Since Inception (3/94)        3.27%
Since Inception (5/86)        7.15%

Calvert U.S. Government Fund
Comparison of change in value of $10,000 investment

Chart 2: Comparison of change in value of $10,000 investment

 A Line chart showing a $10,000 investment in the U.S. Government Fund growing to $21,134 compared to the same in the Lehman Govt. Bond growing to $19,087.



Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 3.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in Class C shares would be different.
Past performance is no guarantee of future results.


Report of Independent Accountants

To the Board of Trustees of the Calvert Fund, Inc., and Shareholders of Calvert U.S. Government Fund:

     We have audited the accompanying statement of assets and liabilities of Calvert U.S. Government Fund (one of the portfolios comprising The Calvert Fund), including the portfolio of investments, as of September 30, 1995, and the related statement of operations for the year then ended, and statements of changes in net assets, and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the respective years in the period ended September 30, 1993 were audited by other auditors whose report dated October 29, 1993, expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert U.S. Government Fund as of September 30, 1995, and the results of its operations for the year then ended, and changes in net assets, and financial highlights for each of the two years in the period ended September 30, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.



Baltimore, Maryland
November 9, 1995


Calvert U.S. Government Fund
Portfolio of Investments
September 30, 1995

U.S. Government Obligations, Agencies                   Principal
and Instrumentalities (83.7%)                              Amount        Value
Federal National Mortgage Assn.,6.85%,9/12/05           $2,000,000   $1,996,300
Federal National Mortgage Assn.,8.00%,3/15/00            1,000,000    1,008,330
Federal National Mortgage Assn.,5.59%,7/01/96            1,300,000    1,299,025
Small Business Administration, 8.05%, 6/1/12              885,761       924,903
U.S. Treasury Bonds, 7.50%, 11/15/24                    1,000,000     1,112,640
U.S. Treasury Notes, 7.50%, 10/31/99                    1,500,000     1,579,260

       Total U.S. Government Obligations, Agencies
       and Instrumentalities (Cost $7,813,711)                        7,920,458

Mortgage Securities (10.4%)
Federal National Mortgage Assn., 7.00%, 8/01/25            998,554      984,824
Government National Mortgage Assn.,11.00%,10/15/15           3,102        3,474


       Total Mortgage Securities (Cost $981,596)                        988,298

           TOTAL INVESTMENTS (94.1%)<F2>
           (Cost $8,795,307)<F1>                                     $8,908,756

[FN]
Notes to Portfolio of Investments:
<F1> Cost of investments is substantially the same for federal income tax purposes.

<F2> The percentages shown represent the percentage of the investments  to net assets.
[/FN]

Calvert U.S. Government Fund
Statement of Assets and Liabilities
September 30, 1995

Assets
Investments in securities,at value-see accompanying portfolio    $8,908,756
Cash                                                                438,181
Receivable for shares  sold                                           1,044
Interest receivable                                                 136,302
Other assets                                                          4,405
    Total assets                                                  9,488,688

Liabilities
Payable to Calvert Asset Management Co., Inc.                         6,863
Payable to Calvert Shareholder Services, Inc.                         1,436
Payable to Calvert Distributors, Inc.                                 2,048
Accrued expenses and other liabilities                                6,181
    Total liabilities                                                16,528
      Net assets                                                 $9,472,160

Net Assets
Net assets consist of:
Paid-in capital applicable to 618,647 outstanding Class A
  Shares of beneficial interest, no par value (unlimited
  number of shares authorized)                                   $9,353,142

Paid-in capital applicable to 30,048 outstanding Class C
  Shares of beneficial interest, no par value (unlimited
  number of shares authorized)                                      425,416

Undistributed net investment income                                   4,316
Accumulated realized gains (losses)                               (424,163)
Net unrealized appreciation (depreciation) on investments           113,449
      Net assets                                                 $9,472,160

Net Asset Value and Offering Price Per Share
Class A  net asset value per share ($9,036,855 divided by
  618,647 Class A Shares)                                            $14.61
  Maximum sales charge (3.75% of Class A Shares
    offering price)                                                     .57
Offering price per Class A Share                                     $15.18
Class C  net asset value and offering price per share
  ($435,305 divided by 30,048 Class C Shares)                        $14.49

See notes to financial statements

Calvert U.S. Government Fund
Statement of Operations
Year Ended September 30, 1995

Net Investment Income
Investment Income
  Interest income                                                  $680,654

Expenses
  Investment advisory fee                                            57,362
  Transfer agency fee and expenses                                   19,313
  Distribution Plan expenses:
        Class A                                                      21,114
        Class C                                                       3,805
  Custodian fees                                                      3,086
  Registration fees                                                  43,716
  Reports to shareholders                                            17,173
  Miscellaneous                                                       3,624
  Reimbursement from Advisor                                        (6,653)
    Total expenses                                                  162,540
    Fees paid indirectly                                            (2,617)
       Net expenses                                                 159,923
         Net Investment Income                                      520,731

Realized And Unrealized Gain (Loss) On
Investments
Net realized gains (losses) on:
  Securities                                                       (93,564)
  Options written                                                  (27,700)
  Futures                                                             4,086
                                                                  (117,178)
Change in unrealized appreciation or depreciation                   693,772

    Net Realized and Unrealized
  Gain (Loss) On Investments                                        576,594

    Increase (Decrease) In Net Assets
  Resulting From Operations                                      $1,097,325

See notes to financial statements


Calvert U.S. Government Fund
Statement of Changes in Net Assets

                                                  Year Ended     Year Ended
                                              Sept. 30, 1995 Sept. 30, 1994
Increase (Decrease)
in Net Assets
Operations
  Net investment income                             $520,731       $595,054
  Net realized gain (loss) on investments          (117,178)      (306,981)
  Change in unrealized appreciation
   or depreciation of investments                    693,772      (915,767)

  Increase (Decrease)
  In Net  Assets Resulting
  From Operations                                  1,097,325      (627,694)

Distributions to shareholders from
  Net investment income:
      Class A Shares                               (500,219)      (594,086)
      Class C Shares                                (16,196)        (4,568)
  Net realized gain on investments                        _       756,017)
  Total distributions                              (516,415)    (1,354,671)

Capital share transactions
      Class A Shares                             (1,243,907)    (1,960,406)
      Class C Shares                                 112,477        313,176
  Total capital share transactions               (1,131,430)    (1,647,230)

Total Increase (Decrease)
In Net Assets                                      (550,520)    (3,629,595)

Net Assets
  Beginning of year                               10,022,680     13,652,275
  End of year ( including undistributed net
  investment income (loss) of $ 4,316 and
  ($6,048) for 1995 and 1994, respectively.)      $9,472,160    $10,022,680


See notes to financial statements.

Notes to Financial Statements

Note A_Significant Accounting Policies
General: The Calvert U. S. Government Fund (the "Series"), a series of The Calvert Fund (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund accounts separately for the operations of each series. The Series offers Class A and Class C shares of beneficial interest. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) Distribution Plan expenses, (b) class specific expenses, including transfer agency fees, registration fees, reports to shareholders, (c) dividend rates due to (a) and (b) above, (d) exchange privileges and (e) class specific voting rights.

Security Valuation:   Securities for which market quotations are readily
available are valued at the most recent closing price of their primary exchange, or, if closing prices are unavailable, at the bid prices or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Repurchase Agreements: The Series may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Options: The Series may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. The Series maintains, in a segregated account with brokers, liquid assets sufficient to cover, on a daily basis, the current values of written options.

Futures Contracts: The Series may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Series segregates securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering in futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Series on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Series' capital accounts to reflect income and gains available for - distribution under income tax regulations.

Expense Offset Arrangement: The Series has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Series' cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B_Related Party Transactions
Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated
Trustees of the Series. For its services, the Advisor receives a monthly fee based on an annual rate of .60% of the Series' average daily net assets.

The Advisor reimburses the Series for its operating expenses (excluding brokerage fees, taxes, interest, Distribution Plan expenses and extraordinary items) exceeding the following annual rates of average daily net assets: 2.5% on the first $30 million, 2.0% on the next $70 million and 1.5% on the excess of $100 million.

Calvert Distributors, Inc. (the successor of Calvert Securities Corp. effective April, 1995), both affiliates of the Advisor, is the distributor and principal underwriter for the Series. Distribution Plans, adopted by each class of shares, allow the Series to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25% and 1.0% annually of average daily net assets of each Class A and Class C, respectively.

The Distributor received $2,379 as its portion of the commissions charged on sales of the Series' shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Series.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus $1,200 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C_Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $12,258,869 and $13,481,995, respectively.

The cost of investments owned at September 30, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $113,449, of which $116,612 related to appreciated securities and $3,163 related to depreciated securities.

Net realized capital loss carryforwards, for federal income tax purposes, of approximately $424,000 at year end may be utilized to offset future capital gains until expiration in 2002 and 2003.

The Series' only transaction in written options was to close the 10 contracts, having a premium of $17,556, which were open at the beginning of the year.

Note D_Capital Share Transactions
The change in net assets resulting from capital share transactions for 1995 and 1994 is indicated below:

                                                                         Class C
                                                                          Shares
                                                                            From
                            Class A        Class A        Class C      Inception
                             Shares         Shares         Shares  March 1, 1994
                         Year Ended     Year Ended     Year Ended        through
                          Sept. 30,      Sept. 30,     Sept. 30,       Sept. 30,
                               1995           1994           1995           1994
In dollars:
Shares sold                $856,683     $2,664,634       $204,255       $395,314
Reinvestment of
dividends                   479,506      1,350,142         15,952          4,569
Shares redeemed         (2,580,096)    (5,975,182)      (107,730)       (86,707)
                       $(1,243,907)   $(1,960,406)      $112,477       $ 313,176

In shares:
Shares sold                  60,800        200,427         14,612         27,693
Reinvestment of
dividends                    34,307         94,340          1,133            320
Shares redeemed           (184,137)      (431,335)        (7,705)        (6,005)
                           (89,030)      (136,568)          8,040         22,008

Financial Highlights

                                    Class A Shares Class A Shares
                                        Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,
                                              1995           1994           1993

Net asset value, beginning of year          $13.74         $16.17         $15.72
Income from investment operations
  Net investment income                        .78            .75            .87
  Net realized and unrealized gain
  (loss) on investments                        .86         (1.53)            .45
    Total from investment operations          1.64          (.78)           1.32

Distributions from
  Net investment income                      (.77)          (.75)          (.87)
  Net realized  gains                           _          (.90)             _
    Total distributions                      (.77)         (1.65)          (.87)
Total increase (decrease) in
  net asset value                              .87         (2.43)            .45
Net asset value, end of year                $14.61         $13.74         $16.17
Total return<F1>                            12.30%        (5.19%)          8.70%
Ratios to average net assets:
  Net investment income                      5.52%          4.99%          5.49%
  Total expenses <F2>                        1.62%             _             _
  Net expenses                               1.60%          1.02%           .95%
  Expenses reimbursed
     and/or waived                              _             _             _
Portfolio turnover                            133%            99%           191%
Net assets, end of year (in thousands)      $9,037         $9,721        $13,652
Number of shares outstanding
at end of year (in thousands)                  619            708            844

[FN]
<F1> Total return does not reflect deduction of Class A front-end sales charge.
<F2> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reduction was included in the ratio.
[/FN]



Financial Highlights (continued)

                                                                              Class C Shares
                                                                                                          From
                                                                                                     Inception
                                                                                                  March 1,1994
                                                                              Class C Shares           Through
                                              Year Ended        Year Ended        Year Ended        Year Ended
                                           September 30,     September 30,     September 30,     September 30,
                                                    1992              1991              1995              1994
Net asset value, beginning of period              $15.19            $14.50            $13.71            $14.77
Income from investment operations
   Net investment income                             .95              1.00               .42               .34
   Net realized and unrealized gain
     (loss) on investments                           .53               .69               .94            (1.01)
     Total from investment operations               1.48              1.69              1.36             (.67)

Distributions from
   Net investment income                           (.95)            (1.00)             (.58)             (.39)
   Net realized gains                                 _                _                _                _
     Total distributions                           (.95)            (1.00)             (.58)             (.39)
Total increase (decrease) in
   net asset value                                   .53               .69               .78            (1.06)
Net asset value, end of period                    $15.72            $15.19            $14.49            $13.71
Total return<F1>                                  10.07%            12.07%            10.21%           (3.58%)
Ratios to average net assets:
   Net investment income                           6.15%             6.69%             3.60%         4.39%<F3>
   Total expenses <F2>                                _                _              3.53                _
   Net expenses                                    1.11%             1.26%             3.50%         2.41%<F3>
   Expenses reimbursed
      and/or waived                                   _                _             1.75%         7.96%<F3>
Portfolio turnover                                    _                _              133%               99%
Net assets, end of period (in thousands)         $13,223           $11,935              $435              $302
Number of shares outstanding
   at end of period (in thousands)                   841               785                30                22

<F1> Total return is not annualized for periods of less than one year and does not reflect deduction of Class A front-end  sales charge.

<F2> Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; previously, such reduction was included in the ratio.

<F3> Annualized


Investing with Vision (TM) (logo) Calvert Group(R)
A member of the Acacia Group(R)


4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814